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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2013

PENN NATIONAL GAMING, INC.

Commission file number 0-24206

Incorporated Pursuant to the Laws of the Commonwealth of Pennsylvania

IRS Employer Identification No. 23-2234473

825 Berkshire Blvd., Suite 200
Wyomissing, PA 19610

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

        This Current Report on Form 8-K is being furnished to disclose the Unaudited Pro Forma Consolidated Financial Statements attached hereto as Exhibit 99.1, prepared to give effect to the proposed spin-off by Penn National Gaming, Inc. ("Penn" or the "Company") of Gaming and Leisure Properties, Inc. ("GLPI") previously announced on May 16, 2013, including the proposed financing therefor, and certain other recently announced transactions. The Company will provide such Unaudited Pro Forma Combined Financial Information to potential purchasers of securities that the Company proposes to issue in a private placement.

Item 8.01.    Other Events

        On October 11, 2013, the Company issued a press release announcing that it intends to offer, in a private offering, $300 million aggregate principal amount of senior notes, subject to market and other conditions. The press release is attached as Exhibit 99.2 and is incorporated herein by this reference.

        On October 15, 2013, the Company issued a press release announcing that it is commencing a cash tender offer and consent solicitation for any and all of the outstanding principal amount of its 8.75% Senior Subordinated Notes due 2019. The press release is attached as Exhibit 99.3 and is incorporated herein by this reference.

        The information contained in this report shall not constitute an offer to sell, or a solicitation of an offer to buy, and shall not constitute an offer, solicitation or sale of any notes in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

        This Current Report on Form 8-K and the information incorporated by reference herein include "forward looking statements," including statements about the proposed offering and other transactions within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are included throughout this Current Report and include statements related to the proposed offering, the anticipated use of proceeds and related transactions. These statements can be identified by the use of forward looking terminology such as "expects," "believes," "estimates," "expects," "intends," "may," "will," "should" or "anticipates" or the negative or other variation of these or similar words, or by discussions of future events, strategies or risks and uncertainties. Such forward looking statements are inherently subject to risks, uncertainties and assumptions about Penn and its subsidiaries, and accordingly, any forward looking statements are qualified in their entirety by reference to the factors described in the Company's Annual Report on Form 10-K for the year ended December 31, 2012, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the Securities and Exchange Commission (the "SEC"). Important factors that could cause actual results to differ materially from the forward looking statements include, without limitation, risks related to the following: the proposed transactions, including the proposed spin-off from Penn of Gaming and Leisure Properties, Inc. ("GLPI"), our ability to raise the capital necessary to finance the spin-off and related transactions, our ability to consummate the proposed transactions on the timeline and at the costs expected and to achieve the expected benefits thereof, Penn's ability to successfully conduct and expand Penn's business and GLPI's ability to successfully conduct its business following the consummation of the proposed transactions and the diversion of management's attention from Penn's business; Penn's ability to obtain timely regulatory approvals required to operate and manage Penn's facilities, or other delays or impediments to implementing Penn's business plan, including favorable resolution of any related litigation; Penn's ability to secure state and local permits and approvals necessary for construction; construction factors, including delays, unexpected remediation costs, local opposition and increased cost of labor and materials; Penn's ability to reach agreements with the thoroughbred and harness horseman in Ohio in connection with the proposed relocations and to otherwise maintain agreements with Penn's horseman, pari-mutuel clerks and other organized labor groups; the passage of state, federal or local legislation

(including referenda) that would expand, restrict, further tax, prevent or negatively impact operations in or adjacent to the jurisdictions in which Penn do or seek to do business (such as a smoking ban at any of Penn's facilities); the effects of local and national economic, credit, capital market, housing, and energy conditions on the economy in general and on the gaming and lodging industries in particular; the activities of Penn's competitors and the rapid emergence of new competitors (traditional, internet and sweepstakes based); increases in the effective rate of taxation at any of Penn's properties or at the corporate level; Penn's ability to identify attractive acquisition and development opportunities and to agree to terms with partners for such transactions; financial, operational, regulatory or other potential challenges of the subsidiary of GLPI from whom Penn will lease substantially all of the properties on which Penn conducted gaming operations after the spin-off; the fact that we will lease a significant number of our properties and gnificant portions of Penn's cash flows will be required to be paid as rent after the spin-off; any unscheduled disruptions in Penn's technology services or interruption in the supply of electrical power; the costs and risks involved in the pursuit of such opportunities and Penn's ability to complete the acquisition or development of, and achieve the expected returns from, such opportunities; Penn's expectations for the continued availability and cost of capital; the outcome of pending legal proceedings; changes in accounting standards; Penn's dependence on key personnel; the impact of terrorism and other international hostilities; the impact of weather; and other factors discussed in Penn's filings with the SEC. All subsequent written and oral forward looking statements attributable to Penn or persons acting on Penn's behalf are expressly qualified in their entirety by the cautionary statements included in this Current Report. Penn undertakes no obligation to publicly update or revise any forward looking statements contained or incorporated by reference herein, whether as a result of new information, future events or otherwise, except as required by law. In light of these risks, uncertainties and assumptions, the forward looking events discussed in this Current Report may not occur.

Item 9.01.    Financial Statements and Exhibits.

        (d)   Exhibits

Exhibit 99.1	Unaudited Pro Forma Combined Financial Information
Exhibit 99.2	Press Release dated October 11, 2013 of Penn National Gaming, Inc.
Exhibit 99.3	Press Release dated October 15, 2013 of Penn National Gaming, Inc.

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 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 15, 2013	PENN NATIONAL GAMING, INC.
	By:	Robert S. Ippolito
	Name:	Robert S. Ippolito
	Title:	Vice President, Secretary and Treasurer

QuickLinks

  Item 7.01 Regulation FD Disclosure.
  Item 8.01. Other Events
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES